Exhibit 10.2

CONTINUING GUARANTY

November 1, 2013

TO:         WELLS FARGO BANK, NATIONAL ASSOCIATION

1.             GUARANTY; DEFINITIONS.  In consideration of any credit or other financial accommodation heretofore, now or hereafter extended or made to Kitara Media, LLC, a Delaware limited liability company (“Borrower”), by Wells Fargo Bank, National Association (“Lender”), and for other valuable consideration, the undersigned, Kitara Media Corp., a Delaware corporation (“Kitara Media Corp.”), Andover Games, LLC, a Delaware limited liability company (“Andover Games, LLC”), and New York Publishing Group, Inc., a Delaware corporation (“New York Publishing Group, Inc.”; Kitara Media Corp., Andover Games, LLC, and New York Publishing Group, Inc. are sometimes referred to herein individually, as a “Guarantor”, and collectively, as the  “Guarantors”), jointly and severally, unconditionally guarantee the payment to Lender, or order, when due, on demand in lawful money of the United States of America and in immediately available funds, any and all Obligations.  The term “Obligations” shall mean all of the “Obligations” as such term is defined in that certain Credit and Security Agreement, dated as of the date hereof, between Borrower and Lender (as amended, supplemented, restated, or otherwise modified from time to time, the “Credit Agreement”, to which reference is made for capitalized terms used, but not defined in this Continuing Guaranty).  This Continuing Guaranty (this “Guaranty”) is a guaranty of payment and not collection.

2.             SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES.  This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Obligations, including that arising under successive transactions which shall either continue the Obligations, increase or decrease it, or from time to time create new Obligations after all or any prior Obligations has been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of Borrower or any Guarantor or any other event or proceeding affecting either Borrower or any Guarantor.  This Guaranty shall not apply to any new Obligations created after actual receipt by Lender of written notice of such Guarantor’s revocation as to such new Obligations; provided however, that loans or advances made by Lender to Borrower after revocation under commitments existing prior to receipt by Lender of such revocation, and extensions, renewals or modifications, of any kind, of Obligations incurred by Borrower or committed by Lender prior to receipt by Lender of such notice of revocation, shall not be considered new Obligations.  Any such notice must be sent to Lender in accordance with Section 15 hereto.  The obligations of each Guarantor under this Guaranty shall be in addition to any obligations of each such Guarantor under any other guaranties of any liabilities or obligations of Borrower or other persons that may be given to Lender at any time, unless the other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly provided for in this Guaranty, affect or invalidate any such other guaranties.  This Guaranty is a legal, valid and binding obligation of each Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.  Notwithstanding the foregoing, if, in any action or proceeding involving any state corporate law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, the obligations of the Guarantors under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, the beneficiary or any other person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors in such action or proceeding.

3.             OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; REINSTATEMENT OF LIABILITY.  The obligations of each Guarantor under this Guaranty are joint and several and independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against any Guarantor, whether the action is brought against Borrower or any other persons, or whether Borrower or any other persons are joined in any such action or actions.  Each Guarantor acknowledges that this Guaranty is absolute and unconditional, that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and binding on each such Guarantor as of the date written below, regardless of whether Lender obtains collateral or any guaranties from others or takes any other action contemplated by such Guarantor.  The liability of each Guarantor hereunder shall be reinstated and revived and the rights of Lender shall continue if and to the extent for any reason any amount at any time paid on account of any Obligations guaranteed hereby is rescinded or must otherwise be restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.  The determination as to whether any amount so paid must be rescinded or restored shall be made by Lender in its sole discretion; provided however, that if Lender chooses to contest any such matter at the request of any Guarantor, such Guarantor agrees to indemnify and hold Lender harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Lender in connection therewith, including without limitation, in any litigation with respect thereto.

4.             AUTHORIZATIONS TO LENDER.  Each Guarantor authorizes Lender either before or after revocation hereof, without notice to or demand on such Guarantor, and without affecting such Guarantor’s liability hereunder, from time to time to:  (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any portion thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Lender in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Obligations, or any portion thereof, or any other party thereto; and (e) apply payments received by Lender from Borrower to any portion of the Obligations, in such order as Lender shall determine in its sole discretion, whether or not such Obligations are covered by this Guaranty, and such Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise.  Lender may without notice assign this Guaranty in whole or in part.  Upon Lender’s request, each Guarantor agrees to provide to Lender copies of such Guarantor’s financial statements.

5.             REPRESENTATIONS AND WARRANTIES; COVENANTS.

5.1           Each Guarantor represents and warrants to Lender that: (a) this Guaranty is executed at Borrower’s request in satisfaction of one of the conditions precedent to Lender’s obligation to make Advance or issue Letters of Credit; (b) Lender has made no representation to any Guarantor as to the creditworthiness of Borrower; and (c) such Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower’s financial condition.  Each Guarantor agrees to keep Lender adequately informed of any facts, events or circumstances which might in any way affect such Guarantor’s liability under this Guaranty, and each Guarantor further agrees that Lender shall have no obligation to disclose to such Guarantor any information or material about Borrower which is acquired by Lender in any manner.

5.2           Each Guarantor shall not, without Lender’s prior written consent (which consent shall not be unreasonably withheld), sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of such Guarantor’s assets other than (i) in the ordinary course of such Guarantor’s business, or (ii) for fair consideration.

6.             GUARANTORS’ WAIVERS.

6.1           Each Guarantor waives any right to require Lender to:  (i) proceed against Borrower or any other person; (ii) marshal assets or proceed against or exhaust any security granted by Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security granted by Borrower or any other person; (iv) take any other action or pursue any other remedy in Lender’s power; or (v) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Lender as security for or which constitute in whole or in part the Obligations guaranteed hereunder, or in connection with the creation of new or additional Obligations.

6.2           Each Guarantor waives any defense to its obligations hereunder based upon or arising by reason of:  (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Obligations or the indebtedness of any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower, if it is a corporation, partnership or other type of entity, or any defect in the formation of Borrower; (iv) the application by Borrower of the proceeds of any Obligations for purposes other than the purposes represented by Borrower to, or intended or understood by, Lender or such Guarantor; (v) any act or omission by Lender which directly or indirectly results in or aids the discharge of Borrower or any portion of the Obligations by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Lender against Borrower; (vi) any impairment of the value of any interest in any security for the Obligations or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Obligations, in any form whatsoever, including any modification made after revocation hereof to any Obligations incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Obligations or any portion thereof, including increase or decrease of the rate of interest thereon; or (viii) any requirement that Lender give any notice of acceptance of this Guaranty.  Until all Obligations have been paid in full, no Guarantor shall have any right of subrogation, and each Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Lender.  Each Guarantor further waives, to the extent waivable under applicable law, all rights and defenses such Guarantor may have arising out of (A) any election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Obligations, destroys such Guarantor’s rights of subrogation or such Guarantor’s rights to proceed against Borrower for reimbursement, or (B) any loss of rights such Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower’s Obligations, whether by operation of law or otherwise, including any rights such Guarantor may have to a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Obligations.

6.3           Guarantors hereby waive any defense arising by reason of any claim or defense based upon an election of remedies by Lender, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantors’ subrogation rights, rights to proceed against Borrower for reimbursement, or any other rights of Guarantors to proceed against Borrower or against any other person or security, including, but not limited to, any defense based upon an election of remedies by Lender under the provisions of Section 580d of the California Code of Civil Procedure, or any similar law of California or of any other state, or of the United States.  Guarantors waive all presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creating or incurring of new or additional indebtedness, and all other notices or formalities to which Guarantors may be entitled.

6.4           Without limiting the generality of the foregoing, to the maximum extent permitted by law, each Guarantor waives:  (1) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for the Obligations, has destroyed such Guarantor’s rights of subrogation and reimbursement by the operation of Section 580d of the California Code of Civil Procedure or otherwise; and (2) all rights and defenses that such Guarantor may have because the Obligations are secured by real property or an estate for years.  As to clause “(2)” of this paragraph, this waiver means, among other things:  (i) Lender may collect from each Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property (or an estate for years) pledged by Borrower:  (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from each Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantors may have to collect from Borrower.  The waiver in clause “(2)” of this paragraph is an unconditional and irrevocable waiver of any rights and defenses that Guarantors may have because Borrower’s debt is secured by real property or an estate for years.  These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

7.             WELLS FARGO’S RIGHTS WITH RESPECT TO GUARANTOR’S PROPERTY IN ITS POSSESSION.  In addition to all liens upon and rights of setoff against the monies, securities or other property of any Guarantor given to Lender by law, Lender shall have a lien upon and a right of setoff against all monies, securities and other property of such Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit or for safekeeping or otherwise to the extent any Obligation is then due and payable, or following the occurrence and during the continuance of an Event of Default, and every such lien and right of setoff may be exercised without demand upon or notice to such Guarantor.  No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by Lender in writing.

8.             SUBORDINATION.  Any indebtedness of Borrower now or hereafter held by any Guarantor is hereby subordinated to the Obligations.  Such indebtedness of Borrower to any Guarantor, if Lender requests at any time that such indebtedness is due and payable and an Event of Default exists, shall be collected and received by such Guarantor as trustee for Lender and paid over to Lender on account of the Obligations but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.  Any notes or other instruments now or hereafter evidencing such indebtedness of Borrower to any Guarantor shall be marked with a legend that indicates that the notes or other instruments are subject to this Guaranty.

9.             REMEDIES; NO WAIVER.  All rights, powers and remedies of Lender hereunder are cumulative.  No delay, failure or discontinuance of Lender in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.  Any waiver, permit, consent or approval of any kind by Lender of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

10.           COSTS, EXPENSES AND ATTORNEYS’ FEES.  Each Guarantor shall pay to Lender immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Lender’s in-house counsel), expended or incurred by Lender in connection with the enforcement of any of Lender’s rights, powers or remedies and/or the collection of any amounts which become due to Lender under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Lender or any other person) relating to such Guarantor or any other person or entity.  All of the foregoing shall be paid by such Guarantor with interest from the date of demand until paid in full at the default rate set forth in Section 2.6(c) of the Credit Agreement.

11.           SUCCESSORS; ASSIGNMENT.  This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that no Guarantor may assign or transfer any of its interests or rights hereunder without Lender’s prior written consent.  Each Guarantor acknowledges that Lender has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, the Obligations and any obligations with respect thereto, including this Guaranty.  In connection therewith, Lender may disclose all documents and information which Lender now has or hereafter acquires relating to any Guarantor and/or this Guaranty, whether furnished by Borrower, any Guarantor or otherwise.  Each Guarantor further agrees that Lender may disclose such documents and information to Borrower.

12.           AMENDMENT.  This Guaranty may be amended or modified only in writing signed by Lender and each Guarantor party hereto.

13.           [INTENTIONALLY OMITTED].

14.           UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS.  Each Guarantor warrants and agrees that each of the waivers set forth herein is made with such Guarantor’s full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

15.           NOTICES.  Except when otherwise required by law, any notice which a party is required or may desire to give the other shall be in writing and may be sent by personal delivery or by mail (either (i) by United States registered or certified mail, return receipt requested, postage prepaid, or (ii) by FedEx or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as provided below in this Section 15.  Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight courier proof of delivery, as the case may be.  Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

To Guarantors:

Kitara Media Corp.
Andover Games, LLC
New York Publishing Group, Inc.
525 Washington Blvd., Suite 2620
Jersey City, New Jersey  07310

with a courtesy copy to
(which shall not constitute
notice for purpose of this
Section 15):

Graubard Miller
The Chrysler Building
405 Lexington Avenue, 11th Floor
New York, New York  10174
Attn:  Jeffrey M. Gallant, Esq.
Fax No.:  212.818.8881
Email:  jgallant@graubard.com

To Lender:

Wells Fargo Bank, National Association
1300 SW 5th Avenue, 11th Floor
Portland, Oregon  97201
Attn:  Relationship Manager—Kitara Media, LLC

16.           CHOICE OF LAW AND VENUE; ARBITRATION; JUDICIAL REFERENCE; JURY TRIAL WAIVER; WAIVER OF CERTAIN DAMAGES.

16.1           GOVERNING LAW.  THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO OR THERETO AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS GUARANTY SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

16.2           VENUE AND JURISDICTION.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GUARANTOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 16.

16.3           ARBITRATION.  THE PARTIES HERETO AGREE, UPON DEMAND BY ANY PARTY, WHETHER MADE BEFORE THE INSTITUTION OF A JUDICIAL PROCEEDING OR NOT MORE THAN 60 DAYS AFTER SERVICE OF A COMPLAINT, THIRD PARTY COMPLAINT, CROSS-CLAIM, COUNTERCLAIM OR ANY ANSWER THERETO OR ANY AMENDMENT TO ANY OF THE ABOVE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN OR AMONG THEM (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS), WHETHER IN TORT, CONTRACT OR OTHERWISE ARISING OUT OF OR RELATING TO IN ANY WAY (I) ANY CREDIT SUBJECT HERETO, OR THIS GUARANTY, AND THE NEGOTIATION, EXECUTION, COLLATERALIZATION, ADMINISTRATION, REPAYMENT, MODIFICATION, EXTENSION, SUBSTITUTION, FORMATION, INDUCEMENT, ENFORCEMENT, DEFAULT OR TERMINATION THEREOF; OR (II) REQUESTS FOR ADDITIONAL CREDIT.

16.4           GOVERNING RULES.  ANY ARBITRATION PROCEEDING WILL (I) PROCEED IN A LOCATION IN LOS ANGELES COUNTY, CALIFORNIA SELECTED BY THE AMERICAN ARBITRATION ASSOCIATION (“AAA”); (II) BE GOVERNED BY THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE), NOTWITHSTANDING ANY CONFLICTING CHOICE OF LAW PROVISION IN ANY OF THE DOCUMENTS BETWEEN THE PARTIES; AND (III) BE CONDUCTED BY THE AAA, OR SUCH OTHER ADMINISTRATOR AS THE PARTIES SHALL MUTUALLY AGREE UPON, IN ACCORDANCE WITH THE AAA’S COMMERCIAL DISPUTE RESOLUTION PROCEDURES, UNLESS THE CLAIM OR COUNTERCLAIM IS AT LEAST $1,000,000.00 EXCLUSIVE OF CLAIMED INTEREST, ARBITRATION FEES AND COSTS IN WHICH CASE THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE AAA’S OPTIONAL PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES (THE COMMERCIAL DISPUTE RESOLUTION PROCEDURES OR THE OPTIONAL PROCEDURES FOR LARGE, COMPLEX COMMERCIAL DISPUTES TO BE REFERRED TO HEREIN, AS APPLICABLE, AS THE “RULES”).  IF THERE IS ANY INCONSISTENCY BETWEEN THE TERMS HEREOF AND THE RULES, THE TERMS AND PROCEDURES SET FORTH HEREIN SHALL CONTROL.  ANY PARTY WHO FAILS OR REFUSES TO SUBMIT TO ARBITRATION FOLLOWING A DEMAND BY ANY OTHER PARTY SHALL BEAR ALL COSTS AND EXPENSES INCURRED BY SUCH OTHER PARTY IN COMPELLING ARBITRATION OF ANY DISPUTE.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WAIVER BY ANY PARTY THAT IS A BANK OF THE PROTECTIONS AFFORDED TO IT UNDER 12 U.S.C. §91 OR ANY SIMILAR APPLICABLE STATE LAW.

16.5           NO WAIVER OF PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE.  THE ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING TO (I) FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL; (II) EXERCISE SELF-HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL OR ANCILLARY REMEDIES SUCH AS REPLEVIN, WRIT OF POSSESSION, INJUNCTIVE RELIEF, ATTACHMENT, GARNISHMENT OR THE APPOINTMENT OF A RECEIVER.  THIS EXCLUSION DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION OR REFERENCE HEREUNDER, INCLUDING THOSE ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED IN CLAUSES (I), (II) AND (III) OF THIS PARAGRAPH.

16.6           ARBITRATOR QUALIFICATIONS AND POWERS.  ANY ARBITRATION PROCEEDING IN WHICH THE AMOUNT IN CONTROVERSY IS $5,000,000.00 OR LESS WILL BE DECIDED BY A SINGLE ARBITRATOR SELECTED ACCORDING TO THE RULES, AND WHO SHALL NOT RENDER AN AWARD OF GREATER THAN $5,000,000.00.  ANY DISPUTE IN WHICH THE AMOUNT IN CONTROVERSY EXCEEDS $5,000,000.00 SHALL BE DECIDED BY MAJORITY VOTE OF A PANEL OF THREE ARBITRATORS; PROVIDED HOWEVER, THAT ALL THREE ARBITRATORS MUST ACTIVELY PARTICIPATE IN ALL HEARINGS AND DELIBERATIONS, EXCEPT THAT A SINGLE ARBITRATOR MAY DECIDE PRE-HEARING DISCOVERY DISPUTES.  THE ARBITRATOR(S) WILL BE A NEUTRAL ATTORNEY LICENSED IN THE STATE OF CALIFORNIA OR A NEUTRAL RETIRED JUDGE OF THE STATE OR FEDERAL JUDICIARY OF CALIFORNIA, IN EITHER CASE WITH A MINIMUM OF TEN YEARS EXPERIENCE IN THE SUBSTANTIVE LAW APPLICABLE TO THE SUBJECT MATTER OF THE DISPUTE TO BE ARBITRATED.  THE ARBITRATOR(S) WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRATABLE AND WILL GIVE EFFECT TO THE STATUTES OF LIMITATION OR REPOSE IN DETERMINING ANY CLAIM.  IN ANY ARBITRATION PROCEEDING THE ARBITRATOR(S) WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR'S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR MOTIONS FOR SUMMARY ADJUDICATION.  THE ARBITRATOR(S) SHALL RESOLVE ALL DISPUTES IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF CALIFORNIA AND MAY GRANT ANY REMEDY OR RELIEF THAT A COURT OF SUCH STATE COULD ORDER OR GRANT WITHIN THE SCOPE HEREOF AND SUCH ANCILLARY RELIEF AS IS NECESSARY TO MAKE EFFECTIVE ANY AWARD.  THE ARBITRATOR(S) SHALL ALSO HAVE THE POWER TO AWARD RECOVERY OF ALL COSTS AND FEES, TO IMPOSE SANCTIONS AND TO TAKE SUCH OTHER ACTION AS THE ARBITRATOR(S) DEEMS NECESSARY TO THE SAME EXTENT A JUDGE COULD PURSUANT TO THE FEDERAL RULES OF CIVIL PROCEDURE, THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHER APPLICABLE LAW.  JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION.  THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR PURSUIT OF A PROVISIONAL OR ANCILLARY REMEDY SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE PLAINTIFF, TO SUBMIT THE CONTROVERSY OR CLAIM TO ARBITRATION IF ANY OTHER PARTY CONTESTS SUCH ACTION FOR JUDICIAL RELIEF.

16.7           DISCOVERY.  IN ANY ARBITRATION PROCEEDING, DISCOVERY WILL BE PERMITTED IN ACCORDANCE WITH THE RULES.  ALL DISCOVERY SHALL BE EXPRESSLY LIMITED TO MATTERS DIRECTLY RELEVANT TO THE DISPUTE BEING ARBITRATED AND MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE.  ANY REQUESTS FOR AN EXTENSION OF THE DISCOVERY PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR(S) UPON A SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY'S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR OBTAINING INFORMATION IS AVAILABLE.

16.8           CLASS PROCEEDINGS AND CONSOLIDATIONS.  NO PARTY HERETO SHALL BE ENTITLED TO JOIN OR CONSOLIDATE DISPUTES BY OR AGAINST OTHERS IN ANY ARBITRATION, EXCEPT PARTIES WHO HAVE EXECUTED ANY LOAN DOCUMENT, OR TO INCLUDE IN ANY ARBITRATION ANY DISPUTE AS A REPRESENTATIVE OR MEMBER OF A CLASS, OR TO ACT IN ANY ARBITRATION IN THE INTEREST OF THE GENERAL PUBLIC OR IN A PRIVATE ATTORNEY GENERAL CAPACITY.

16.9           PAYMENT OF ARBITRATION COSTS AND FEES.  THE ARBITRATOR(S) SHALL AWARD ALL COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING.

16.10           REAL PROPERTY COLLATERAL; JUDICIAL REFERENCE.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NO DISPUTE SHALL BE SUBMITTED TO ARBITRATION IF THE DISPUTE CONCERNS INDEBTEDNESS SECURED DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, BY ANY REAL PROPERTY UNLESS (I) THE HOLDER OF THE MORTGAGE, LIEN OR SECURITY INTEREST SPECIFICALLY ELECTS IN WRITING TO PROCEED WITH THE ARBITRATION, OR (II) ALL PARTIES TO THE ARBITRATION WAIVE ANY RIGHTS OR BENEFITS THAT MIGHT ACCRUE TO THEM BY VIRTUE OF THE SINGLE ACTION RULE STATUTE OF CALIFORNIA, THEREBY AGREEING THAT ALL INDEBTEDNESS AND OBLIGATIONS OF THE PARTIES, AND ALL MORTGAGES, LIENS AND SECURITY INTERESTS SECURING SUCH INDEBTEDNESS AND OBLIGATIONS, SHALL REMAIN FULLY VALID AND ENFORCEABLE.  IF ANY SUCH DISPUTE IS NOT SUBMITTED TO ARBITRATION, THE DISPUTE SHALL BE REFERRED TO A REFEREE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 ET SEQ., AND THIS GENERAL REFERENCE AGREEMENT IS INTENDED TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH SAID SECTION 638.  A REFEREE WITH THE QUALIFICATIONS REQUIRED HEREIN FOR ARBITRATORS SHALL BE SELECTED PURSUANT TO THE AAA’S SELECTION PROCEDURES.  JUDGMENT UPON THE DECISION RENDERED BY A REFEREE SHALL BE ENTERED IN THE COURT IN WHICH SUCH PROCEEDING WAS COMMENCED IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 644 AND 645.

16.11           MISCELLANEOUS.  TO THE MAXIMUM EXTENT PRACTICABLE, THE AAA, THE ARBITRATOR(S) AND THE PARTIES SHALL TAKE ALL ACTION REQUIRED TO CONCLUDE ANY ARBITRATION PROCEEDING WITHIN 180 DAYS OF THE FILING OF THE DISPUTE WITH THE AAA.  NO ARBITRATOR(S) OR OTHER PARTY TO AN ARBITRATION PROCEEDING MAY DISCLOSE THE EXISTENCE, CONTENT OR RESULTS THEREOF, EXCEPT FOR DISCLOSURES OF INFORMATION BY A PARTY REQUIRED IN THE CONNECTION WITH FINANCIAL REPORTING IN THE ORDINARY COURSE OF ITS BUSINESS OR BY APPLICABLE LAW OR REGULATION.  IF MORE THAN ONE AGREEMENT FOR ARBITRATION BY OR BETWEEN THE PARTIES POTENTIALLY APPLIES TO A DISPUTE, THE ARBITRATION PROVISION MOST DIRECTLY RELATED TO THE LOAN DOCUMENTS OR THE SUBJECT MATTER OF THE DISPUTE SHALL CONTROL.  THIS ARBITRATION PROVISION SHALL SURVIVE TERMINATION, AMENDMENT OR EXPIRATION OF ANY OF THE LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN THE PARTIES.

16.12           WAIVER OF JURY TRIAL.  THE PARTIES HERETO HEREBY ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY OR ANY OTHER AGREEMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY.

16.13           WAIVER OF CERTAIN DAMAGES.  NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE LENDER, OR ANY AFFILIATE OF LENDER OR ANY  DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

[Signature on next page]

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty as of the date first written above.

KITARA MEDIA CORP.

By:
Name:
Title:

ANDOVER GAMES, LLC

By:
Name:
Title:

NEW YORK PUBLISHING GROUP, INC.

By:
Name:
Title:

[Signature page 1 to Continuing Guaranty]